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                                                            Exhibit 23.0




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K for the year ended December 31, 1997, into the Company's previously filed Registration Statements on Form S-8, File Numbers 33-91088 and 333-24921.



ARTHUR ANDERSEN LLP


St. Louis, Missouri
March 30, 1998